UNDERWRITERS EXERCISE OVER-ALLOTMENT OPTION

CONTACT:
Ann Parker, Director
Investor Relations
LodgeNet Entertainment Corporation
605-988-1000
ann.parker@lodgenet.com

SIOUX FALLS, S.D.—August 4, 2004—LodgeNet Entertainment Corporation (Nasdaq: LNET) today announced the closing on the purchase by the underwriters of its public offering, which closed on July 6, 2004, of an additional 392,500 shares of common stock pursuant to the underwriters’ over-allotment option. The public offering price of the shares was $16.50 per share, less underwriting commissions and discounts, and the over-allotment closing will provide LodgeNet with additional net proceeds of approximately $6.1 million.

UBS Securities LLC served as the sole book runner for the offering, and Bear, Stearns & Co. Inc. and CIBC World Markets Corp. acted as co-lead managers. Copies of the final prospectus may be obtained from UBS Investment Bank, ECMG Syndicate, 299 Park Avenue, New York, New York 10171.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

About LodgeNet

LodgeNet Entertainment Corporation is one of the world’s largest providers of interactive television systems and broadband services to hotels, including resort and casino hotels, throughout the United States and Canada as well as select international markets. These services include on-demand movies, music and music videos, Nintendo® video games, Internet on television, and other interactive television services, as well as high-speed Internet access, all designed to serve the needs of the lodging industry and the traveling public. LodgeNet provides service to more than one million rooms, including 967,000 interactive guest pay rooms, in more than 5,800 hotel properties worldwide. LodgeNet estimates that during 2003 more than 260 million travelers had access to LodgeNet’s interactive television systems. LodgeNet is listed on NASDAQ and trades under the symbol LNET.

Certain statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, words such as “expect,” “anticipate,” “estimate,” “believe,” “no assurance,” “intend,” “should,” “could,”

“may,” “plan,” “project,” “predict,” and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the “buy rate” of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition , including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers’ guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; product development difficulties and delays regarding new technologies and enhancement of existing technologies.

These forward-looking statements speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

LodgeNet is a registered trademark of LodgeNet Entertainment Corporation. Other names and brands may be claimed as the property of others. All rights reserved.